UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2024 (January 11, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset, New Jersey	08873
(Address of principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2024, the Board of Directors (the “Board”) of Catalent, Inc. (“Catalent”, and, together with its subsidiaries, the “Company”) approved the appointment of Michael J. Hatzfeld, Jr., as Vice President and Chief Accounting Officer (“CAO”), effective January 16, 2024 (the “Effective Date”). As of the Effective Date, Mr. Hatzfeld succeeds Karen Santiago as principal accounting officer of the Company. Ms. Santiago will continue with the Company in the role of Vice President and Business Transformation & Integration Officer, overseeing the Company’s governance model and related core business processes with a focus on financial controls and standardization of key systems.

Mr. Hatzfeld, 51, has nearly 30 years of accounting and finance experience. Prior to joining Catalent, Mr. Hatzfeld most recently served as Vice President of Finance and Corporate Controller of Superior Industries International, Inc. (NYSE: SUP) from December 2018 through January 2024. Prior to that, Mr. Hatzfeld held various accounting and finance positions with General Motors Company since 2011, including Controller, US Sales and Marketing Unit. Mr. Hatzfeld began his career in public accounting at Ernst & Young LLP. Mr. Hatzfeld holds a Bachelor of Science degree from Duquesne University and is a Certified Public Accountant.

In connection with Mr. Hatzfeld’s appointment, the Company entered into an offer letter pursuant to which Mr. Hatzfeld will receive an annual base salary of $360,000 and be eligible for a cash bonus with a target amount for the 2024 fiscal year of $250,000, prorated from the Effective Date through June 30, 2024. In addition, Mr. Hatzfeld will receive a cash sign-on bonus of $200,000, subject to a two-year clawback. Mr. Hatzfeld will be eligible to participate in Catalent’s Long-Term Incentive Plan, with an annual grant target of $275,000. He will also receive a one-time equity award of $300,000 as restricted stock units, which will vest in equal annual installments on the first three anniversaries of grant, subject to his continued employment with the Company.

There is no arrangement or understanding between Mr. Hatzfeld and any other person pursuant to which he was appointed as an officer. There is also no family relationship between Mr. Hatzfeld and any director or executive officer of Catalent or any person nominated or chosen by Catalent to become a director or executive officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The information included under this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit no.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024		Catalent, Inc.
(Registrant)

	By:	/s/ Joseph A. Ferraro
Joseph A. Ferraro

Senior Vice President, General Counsel, Chief Compliance Officer & Secretary